EXHIBIT 99.2

FOURTH QUARTER 2011

Supplemental Operating and Financial Data

Camden Piney Point - Houston, TX
Acquired November 2, 2011 - 318 Units

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500   Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER
AND FULL YEAR 2011 OPERATING RESULTS
AND PROVIDES 2012 FINANCIAL OUTLOOK

Houston, TEXAS (February 2, 2012) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and twelve months ended December 31, 2011.

Funds from Operations (“FFO”)
FFO for the fourth quarter of 2011 totaled $0.84 per diluted share or $64.3 million, as compared to $0.73 per diluted share or $53.9 million for the same period in 2010.  FFO for the three months ended December 31, 2010 included a net $0.04 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, partially offset by an impairment associated with a technology investment.

FFO for the twelve months ended December 31, 2011 totaled $2.73 per diluted share or $207.5 million, as compared to $2.72 per diluted share or $194.3 million for the same period in 2010.  FFO for the twelve months ended December 31, 2011 included: a $0.40 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.04 per diluted share impact related to the sale of an available-for-sale investment; and a $2.1 million or $0.03 per diluted share impact for General & Administrative (“G&A”) costs related to a one-time bonus awarded to all non-executive employees. FFO for the twelve months ended December 31, 2010 included a net $0.04 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, partially offset by an impairment associated with a technology investment.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $46.8 million or $0.62 per diluted share for the fourth quarter of 2011, as compared to $17.1 million or $0.24 per diluted share for the same period in 2010.  EPS for the three months ended December 31, 2011 included a $24.6 million or $0.33 per diluted share impact related to the gain on sale of two wholly-owned apartment communities, and a $6.4 million or $0.09 per diluted share impact related to the gain on sale of four joint venture communities.  EPS for the three months ended December 31, 2010 included a $0.13 per diluted share impact from the gain on sale of discontinued operations, and a net $0.04 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, partially offset by an impairment associated with a technology investment.

For the twelve months ended December 31, 2011, Camden reported net income attributable to common shareholders of $49.4 million or $0.66 per diluted share, as compared to $23.2 million or $0.33 per diluted share for the same period in 2010.  EPS for the twelve months ended December 31, 2011 included: a $24.6 million or $0.33 per diluted share impact related to the gain on sale of two wholly-owned apartment communities; a $6.4 million or $0.09 per diluted share impact related to the gain on sale of four joint venture communities; a $0.41 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.05 per diluted share impact related to gain on sale of an available-for-sale investment; a $2.1 million or $0.03 per diluted share impact for G&A costs related to a one-time bonus awarded to all non-executive employees; and a $1.1 million or $0.02 per diluted share impact from gain on sale of three joint venture interests.   EPS for the twelve months ended December 31, 2010 included a $0.14 per diluted share impact from the gain on sale of discontinued operations, and a net $0.05 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, partially offset by an impairment associated with a technology investment.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 46,164 apartment homes included in consolidated same-property results, fourth quarter 2011 same-property net operating income (“NOI”) increased 8.0% compared to the fourth quarter of 2010, with revenues increasing 6.7% and expenses increasing 4.6%.  On a sequential basis, fourth quarter 2011 same-property NOI increased 4.2% compared to the third quarter of 2011, with revenues increasing 0.1% and expenses declining 6.1% compared to the prior quarter.  On a full-year basis, 2011 same-property NOI increased 7.1%, with revenues increasing 5.5% and expenses increasing 3.0% compared to the same period in 2010.  Same-property physical occupancy levels for the combined portfolio averaged 94.5% during the fourth quarter of 2011, compared to 93.8% in the fourth quarter of 2010 and 95.0% in the third quarter of 2011.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
During the fourth quarter, Camden acquired five communities with 1,488 apartment homes located in Houston, TX for approximately $135.5 million through its Funds.  The Company also acquired 2.2 acres of land in Glendale, CA for approximately $21.4 million during the quarter, and plans to begin construction on 242 apartment homes during 2012.

On January 25, 2012, Camden purchased the remaining 80% ownership interest in twelve unconsolidated joint ventures for approximately $99.5 million and assumed approximately $272.6 million in mortgage debt, which was retired on January 31, 2012.  The Company now owns 100% of the interests in 4,034 apartment homes located in Dallas, Houston, Las Vegas, Phoenix, and Southern California, and will consolidate those entities for financial reporting purposes going forward.  The Company also acquired one multifamily community with 350 apartment homes located in Raleigh, NC for approximately $44.2 million through one of its Funds on January 27, 2012.

Disposition Activity
The Company disposed of two properties during the fourth quarter for a total of $39.7 million and a gain of $24.6 million:  Camden Valley Creek, a 380-home community, and Camden Valley Ridge, a 408-home apartment community, both located in Irving, TX.  The Company also disposed of four joint venture communities with 1,194 apartment homes located in Louisville, KY during the quarter for approximately $97.1 million.  Camden’s proportionate share of the gain on sale was approximately $6.4 million.

On January 12, 2012, Camden sold an additional community with 357 apartment homes located in Mesa, AZ for approximately $24.5 million.

Development Activity
Construction and lease-up activity was underway during the quarter at three wholly-owned communities:  Camden LaVina, a $60 million project with 420 apartment homes in Orlando, FL, which is currently 53% leased; Camden Summerfield II, a $30 million project with 187 apartment homes in Landover, MD, which is currently 42% leased; and Camden Royal Oaks II, a $14 million project with 104 apartment homes in Houston, TX, which is currently 11% leased.

Construction continued during the quarter on five wholly-owned development communities:  Camden Montague in Tampa, FL, a $23 million project with 192 apartment homes; Camden Westchase Park in Tampa, FL, a $52 million project with 348 apartment homes; Camden Town Square in Orlando, FL, a $66 million project with 438 apartment homes; Camden City Centre II in Houston, TX, a $36 million project with 268 apartment homes, and Camden NOMA in Washington DC, a $110 million project with 320 apartment homes.  Construction also continued during the quarter on two joint venture communities: Camden South Capitol in Washington, DC, an $88 million project with 276 apartment homes, and Camden Amber Oaks II in Austin, TX, a $25 million project with 244 apartment homes.

Equity Issuances/Redemption
During the fourth quarter, Camden issued 623,122 common shares through its at-the-market (“ATM”) share offering program at an average price of $59.82 per share, for total net consideration of approximately $36.7 million.  During full-year 2011, Camden issued a total of 1,751,020 common shares through its ATM program at an average price of $61.95 per share, for total net consideration of approximately $106.6 million.

In January 2012, Camden completed a public offering of 6,612,500 common shares for net proceeds of approximately $391.6 million.  The Company also issued 51,479 common shares in January 2012 through its ATM program at an average price of $62.41 per share, for total net consideration of approximately $3.2 million.

In January 2012, Camden exercised its right to redeem the 4,000,000 outstanding 7.0% Series B Cumulative Redeemable Perpetual Preferred Units from the existing holders for an aggregate of $100 million (plus an amount equal to accrued but unpaid distributions as of the redemption date).  The redemption is currently expected to occur in February 2012.

Earnings Guidance
Camden provided initial earnings guidance for 2012 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2012 FFO is expected to be $3.30 to $3.55 per diluted share, and full-year 2012 EPS is expected to be $0.95 to $1.20 per diluted share.  First quarter 2012 earnings guidance is $0.77 to $0.81 per diluted share for FFO and $0.18 to $0.22 per diluted share for EPS, and includes a $0.02 per diluted share charge related to the anticipated redemption of $100 million of perpetual preferred operating partnership units in February 2012.  Guidance for EPS excludes potential future gains on real estate transactions.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s initial 2012 earnings guidance is based on projections of same-property revenue growth between 4.75% and 6.25%, expense growth between 2.5% and 3.5%, and NOI growth between 6.0% and 8.0%.  Additional information on the Company’s 2012 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, February 3, 2012 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2011 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 0988815, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 196 properties containing 66,990 apartment homes across the United States.  Upon completion of ten properties under development, the Company’s portfolio will increase to 69,787 apartment homes in 206 properties. Camden was recently named by FORTUNE® Magazine for the fifth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #7.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS

(Unaudited)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2011		2010		2011		2010
Total property revenues (a)	$167,712		$153,146		$655,868		$601,450

EBITDA (b)	93,041		88,581		356,244		330,267

Net income attributable to common shareholders	46,850		17,147		49,379		23,216
Per share - basic	0.63		0.24		0.67		0.33
Per share - diluted	0.62		0.24		0.66		0.33

Income from continuing operations attributable to common shareholders	21,620		6,358		22,546		8,242
Per share - basic	0.29		0.09		0.30		0.11
Per share - diluted	0.28		0.09		0.30		0.11

Funds from operations	64,264		53,948		207,535		194,309
Per share - diluted	0.84		0.73		2.73		2.72

Dividends per share	0.49		0.45		1.96		1.80
Dividend payout ratio (b)	58.3%		60.5%		62.8%		65.8%

Interest expensed (including discontinued operations)	26,942		30,815		112,414		125,893
Interest capitalized	2,664		1,721		8,764		5,687
Total interest incurred	29,606		32,536		121,178		131,580

Principal amortization	1,187		1,273		5,034		4,674
Preferred distributions	1,750		1,750		7,000		7,000

Interest expense coverage ratio	3.5	x	2.9	x	3.2	x	2.6	x
Total interest coverage ratio	3.1	x	2.7	x	2.9	x	2.5	x
Fixed charge expense coverage ratio	3.1	x	2.6	x	2.9	x	2.4	x
Total fixed charge coverage ratio	2.9	x	2.5	x	2.7	x	2.3	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.0	x	2.7	x	3.0	x	2.7	x

Same property NOI increase (decrease) (c)	8.0%		0.1%		7.1%		(3.5%)
(# of apartment homes included)	46,164		46,293		46,164		46,293

Gross turnover of apartment homes (annualized)	60%		58%		64%		64%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	52%		50%		56%		55%

					As of December 31,
					2011		2010
Total assets					$4,622,075		$4,699,737
Total debt					$2,432,112		$2,563,754
Common and common equivalent shares, outstanding end of period (d)					77,227		74,795
Share price, end of period					$62.24		$53.98
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (e)					$1,925,693		$1,855,298
Market equity value, end of period (e)					$4,906,608		$4,137,434

(a)	Excludes discontinued operations.

(b)	Excludes $29.8 million or $0.39 per diluted share for the twelve months ended December 31, 2011 related to a loss on the discontinuation of a hedging relationship.
Excludes $1.0 million or $0.01 per diluted share for both the three and twelve months ended December 31, 2010 for non-cash impairments related to technology investments.

(c)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

(d)	Includes at December 31, 2011: 74,768 common shares (including 716 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,459).

(e)	Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2011	2010	2011	2010
Property revenues
Rental revenues	$144,522	$132,094	$563,010	$516,908
Other property revenues	23,190	21,052	92,858	84,542
Total property revenues	167,712	153,146	655,868	601,450

Property expenses
Property operating and maintenance	45,838	44,033	187,587	175,926
Real estate taxes	16,786	14,865	69,092	66,986
Total property expenses	62,624	58,898	256,679	242,912

Non-property income
Fee and asset management	3,018	2,144	9,973	8,172
Interest and other income (loss)	(100)	4,596	4,649	8,584
Income on deferred compensation plans	5,540	4,763	6,773	11,581
Total non-property income	8,458	11,503	21,395	28,337

Other expenses
Property management	5,208	4,988	20,686	19,982
Fee and asset management	1,715	1,230	5,935	4,841
General and administrative	9,064	8,423	35,456	30,762
Interest	26,942	30,815	112,414	125,893
Depreciation and amortization	44,641	44,213	179,867	170,362
Amortization of deferred financing costs	1,116	1,478	5,877	4,102
Expense on deferred compensation plans	5,540	4,763	6,773	11,581
Total other expenses	94,226	95,910	367,008	367,523

Loss on discontinuation of hedging relationship	-	-	(29,791)	-
Gain on sale of properties, including land	-	-	4,748	236
Gain on sale of unconsolidated joint venture interests	-	-	1,136	-
Impairment provision for technology investments	-	(1,000)	-	(1,000)
Equity in income/(loss) of joint ventures	5,845	(54)	5,679	(839)
Income from continuing operations before income taxes	25,165	8,787	35,348	17,749
Income tax expense - current	(331)	(295)	(2,220)	(1,581)
Income from continuing operations	24,834	8,492	33,128	16,168
Income from discontinued operations	609	1,175	2,212	5,360
Gain on sale of discontinued operations	24,621	9,614	24,621	9,614
Net income	50,064	19,281	59,961	31,142
Less income allocated to noncontrolling interests from continuing operations	(1,464)	(384)	(3,582)	(926)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Net income attributable to common shareholders	$46,850	$17,147	$49,379	$23,216

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$50,064	$19,281	$59,961	$31,142
Other comprehensive income
Unrealized gain (loss) on cash flow hedging activities	-	490	(2,692)	(19,059)
Reclassification of net losses on cash flow hedging activities	(3)	5,897	39,657	23,385
Unrealized gain on available-for-sale securities, net of tax	-	1,392	-	3,306
Reclassification of gain on available-for-sale investment to earnings, net of tax	3	-	(3,306)	-
Unrealized gain (loss) on and unamortized prior service cost on postretirement obligations	(884)	65	(884)	65
Comprehensive income	49,180	27,125	92,736	38,839
Less income allocated to noncontrolling interests from continuing operations	(1,464)	(384)	(3,582)	(926)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Comprehensive income attributable to common shareholders	$45,966	$24,991	$82,154	$30,913

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.63	$0.24	$0.67	$0.33
Net income attributable to common shareholders - diluted	0.62	0.24	0.66	0.33
Income from continuing operations attributable to common shareholders - basic	0.29	0.09	0.30	0.11
Income from continuing operations attributable to common shareholders - diluted	0.28	0.09	0.30	0.11

Weighted average number of common and
common equivalent shares outstanding:
Basic	73,510	70,716	72,756	68,608
Diluted	74,428	71,587	73,701	68,957

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2011	2010	2011	2010

Net income attributable to common shareholders (a)	$46,850	$17,147	$49,379	$23,216
Real estate depreciation from continuing operations	43,432	42,926	174,889	165,462
Real estate depreciation from discontinued operations	413	1,059	2,298	5,198
(Gain) on sale of discontinued operations	(24,621)	(9,614)	(24,621)	(9,614)
Adjustments for unconsolidated joint ventures	3,492	2,190	10,534	8,943
(Gain) on sale of unconsolidated joint venture properties	(6,394)	-	(6,394)	-
(Gain) on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Income allocated to noncontrolling interests	1,092	240	2,586	1,104
Funds from operations - diluted	$64,264	$53,948	$207,535	$194,309

PER SHARE DATA
Funds from operations - diluted	$0.84	$0.73	$2.73	$2.72
Cash distributions	0.49	0.45	1.96	1.80

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	76,649	73,847	75,928	71,552

PROPERTY DATA
Total operating properties (end of period) (b)	196	186	196	186
Total operating apartment homes in operating properties (end of period) (b)	66,997	63,316	66,997	63,316
Total operating apartment homes (weighted average)	50,934	50,970	50,905	50,794
Total operating apartment homes - excluding discontinued operations (weighted average)	49,920	49,049	49,793	48,656

(a)	Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the twelve months ended December 31, 2011.
(b)	Includes joint ventures and properties held for sale.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2011	2011	2011	2011	2010
ASSETS
Real estate assets, at cost
Land	$768,016	$766,302	$760,397	$760,397	$760,397
Buildings and improvements	4,751,654	4,758,397	4,711,552	4,690,741	4,680,361
	5,519,670	5,524,699	5,471,949	5,451,138	5,440,758
Accumulated depreciation	(1,432,799)	(1,421,867)	(1,378,630)	(1,335,831)	(1,292,924)
Net operating real estate assets	4,086,871	4,102,832	4,093,319	4,115,307	4,147,834
Properties under development, including land	299,870	274,201	237,549	220,641	206,919
Investments in joint ventures	44,844	37,033	39,398	21,196	27,632
Properties held for sale, including land	11,131	-	-	-	-
Total real estate assets	4,442,716	4,414,066	4,370,266	4,357,144	4,382,385
Accounts receivable - affiliates	31,035	31,395	30,401	29,973	31,895
Notes receivable - affiliates	-	-	-	-	3,194
Other assets, net (a)	88,089	87,657	90,346	92,051	106,175
Cash and cash equivalents	55,159	56,099	63,148	98,771	170,575
Restricted cash	5,076	5,357	4,898	5,354	5,513
Total assets	$4,622,075	$4,594,574	$4,559,059	$4,583,293	$4,699,737

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,380,755	$1,380,560	$1,380,368	$1,419,681	$1,507,757
Secured	1,051,357	1,052,544	1,053,699	1,054,839	1,055,997
Accounts payable and accrued expenses	93,747	97,613	78,460	81,972	81,556
Accrued real estate taxes	21,883	37,721	27,424	16,585	22,338
Distributions payable	39,364	39,319	38,966	38,662	35,295
Other liabilities (b)	109,276	111,043	123,829	134,608	141,496
Total liabilities	2,696,382	2,718,800	2,702,746	2,746,347	2,844,439

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Equity
Common shares of beneficial interest	845	839	834	827	824
Additional paid-in capital	2,901,024	2,861,139	2,823,690	2,783,621	2,775,625
Distributions in excess of net income attributable to common shareholders	(690,466)	(700,897)	(676,367)	(623,740)	(595,317)
Treasury shares, at cost	(452,003)	(452,244)	(459,134)	(460,467)	(461,255)

Accumulated other comprehensive income (loss) (c)	(683)	201	93	(31,504)	(33,458)
Total common equity	1,758,717	1,709,038	1,689,116	1,668,737	1,686,419
Noncontrolling interest	69,051	68,811	69,272	70,284	70,954
Total equity	1,827,768	1,777,849	1,758,388	1,739,021	1,757,373
Total liabilities and equity	$4,622,075	$4,594,574	$4,559,059	$4,583,293	$4,699,737

(a) Includes:
net deferred charges of:	$16,102	$16,868	$14,484	$12,677	$13,336

(b) Includes:
deferred revenues of:	$2,140	$2,213	$2,181	$2,254	$2,332
distributions in excess of investments in joint ventures of:	$30,596	$31,799	$31,040	$33,442	$32,288
fair value adjustment of derivative instruments:	$16,486	$22,192	$27,977	$31,655	$36,898

(c) Represents the fair value adjustment of derivative instruments, unrealized gain on and unamortized prior service costs on post retirement obligations, and unrealized gain on available-for-sale securities, net of tax, if any.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2011 (in apartment homes)

	"Same Property"	Non-"Same Property"	Discontinued Operations	Fully Consolidated	Joint Venture	Total Operating	Under Construction	Total
D.C. Metro (a)	4,439	1,165	-	5,604	-	5,604	783	6,387
Houston, TX	4,462	524	-	4,986	4,368	9,354	372	9,726
Tampa, FL	5,503	-	-	5,503	450	5,953	540	6,493
Las Vegas, NV	3,969	-	-	3,969	4,047	8,016	-	8,016
SE Florida	2,520	-	-	2,520	-	2,520	-	2,520
Dallas, TX	3,757	516	-	4,273	1,706	5,979	-	5,979
Los Angeles/Orange County, CA	1,770	290	-	2,060	421	2,481	-	2,481
Charlotte, NC	3,574	-	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	268	-	3,564	-	3,564	858	4,422
Atlanta, GA	3,202	-	-	3,202	344	3,546	-	3,546
Raleigh, NC	2,704	-	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	-	1,851	320	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	-	1,196	-	1,196	-	1,196
Austin, TX (b)	1,853	-	-	1,853	1,369	3,222	244	3,466
Phoenix, AZ	1,084	-	357	1,441	992	2,433	-	2,433
Other	984	855	-	1,839	2,841	4,680	-	4,680

Total Portfolio	46,164	3,618	357	50,139	16,858	66,997	2,797	69,794

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 276 units under construction in D.C. Metro are held through a joint venture investment.
(b) 244 units under construction in Austin, TX are held through a joint venture investment.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (e)

	"Same Property"	Operating	Incl. JVs at		Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	Communities	Communities (c)	Pro Rata % (d)		2011	2011	2011	2011	2010
D.C. Metro	16.7%	18.8%	17.8%		94.2%	96.3%	96.0%	95.5%	95.2%
Houston, TX	9.3%	9.7%	10.7%		95.2%	95.4%	94.2%	91.9%	91.8%
Tampa, FL	9.1%	8.2%	7.9%		94.8%	94.8%	94.5%	93.9%	93.9%
Las Vegas, NV	6.5%	5.8%	6.5%		92.0%	92.0%	92.5%	91.2%	90.9%
SE Florida	8.3%	7.5%	7.1%		94.9%	94.1%	95.2%	94.7%	95.0%
Dallas, TX	6.0%	6.2%	6.4%		94.6%	95.3%	95.6%	94.3%	93.1%
Los Angeles/Orange County, CA	6.1%	6.5%	6.4%		95.1%	95.7%	94.8%	93.7%	92.7%
Charlotte, NC	6.5%	6.0%	5.7%		95.3%	95.9%	96.3%	95.2%	94.3%
Orlando, FL	5.6%	5.6%	5.3%		94.9%	95.3%	94.7%	94.2%	93.6%
Atlanta, GA	5.7%	5.2%	5.0%		93.8%	94.9%	94.5%	93.9%	92.9%
Raleigh, NC	5.2%	4.7%	4.4%		94.4%	94.9%	95.0%	94.6%	93.9%
Denver, CO	4.1%	3.7%	3.9%		93.7%	94.6%	94.4%	92.9%	93.9%
San Diego/Inland Empire, CA	3.5%	3.2%	3.0%		92.0%	94.7%	92.9%	92.7%	91.7%
Austin, TX	3.1%	2.8%	3.1%		95.5%	96.1%	94.4%	93.6%	93.7%
Phoenix, AZ	2.1%	2.3%	2.5%		93.2%	93.2%	91.1%	92.6%	92.1%
Other	2.2%	3.8%	4.3%		94.0%	95.0%	95.6%	93.9%	93.3%

Total Portfolio	100.0%	100.0%	100.0%		94.3%	94.8%	94.5%	93.5%	93.1%

(c) Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(e) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2011	2010	Change	2011	2010	Change
"Same Property" Communities (a)	46,164	$151,506	$142,012	$9,494	$595,217	$564,218	$30,999
Non-"Same Property" Communities (b)	3,618	14,338	10,295	4,043	54,887	32,967	21,920
Development and Lease-Up Communities (c)	2,277	605	-	605	715	-	715
Other (d)	-	1,263	839	424	5,049	4,265	784
Total Property Revenues	52,059	$167,712	$153,146	$14,566	$655,868	$601,450	$54,418

Property Expenses
"Same Property" Communities (a)	46,164	$56,670	$54,163	$2,507	$231,925	$225,072	$6,853
Non-"Same Property" Communities (b)	3,618	4,985	3,606	1,379	20,571	12,922	7,649
Development and Lease-Up Communities (c)	2,277	195	-	195	222	-	222
Other (d)	-	774	1,129	(355)	3,961	4,918	(957)
Total Property Expenses	52,059	$62,624	$58,898	$3,726	$256,679	$242,912	$13,767

Property Net Operating Income
"Same Property" Communities (a)	46,164	$94,836	$87,849	$6,987	$363,292	$339,146	$24,146
Non-"Same Property" Communities (b)	3,618	9,353	6,689	2,664	34,316	20,045	14,271
Development and Lease-Up Communities (c)	2,277	410	-	410	493	-	493
Other (d)	-	489	(290)	779	1,088	(653)	1,741
Total Property Net Operating Income	52,059	$105,088	$94,248	$10,840	$399,189	$358,538	$40,651

Income from Discontinued Operations (e)		Three Months Ended December 31,			Twelve Months Ended December 31,
		2011	2010		2011	2010
Property Revenues		$2,175	$4,481		$9,206	$19,728
Property Expenses		1,153	2,247		4,696	9,170
Property Net Operating Income		1,022	2,234		4,510	10,558
Depreciation and Amortization		(413)	(1,059)		(2,298)	(5,198)
Gain on Sale of Discontinued Operations		24,621	9,614		24,621	9,614
Income from Discontinued Operations		$25,230	$10,789		$26,833	$14,974

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2010, or communities which underwent major redevelopment after January 1, 2010, excluding properties held for sale. Previously reported in "Same Property" Communities, Camden Summerfield is now reported in Non-"Same Property" Communities while Camden Summerfield II is in lease-up.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(d)	"Other" includes results from non-multifamily rental properties and expenses related to land holdings not under active development.
(e)	Represents operating results for communities disposed of during 2010 and 2011, of which Camden has no continuing involvement, along with one property held for sale.

	"SAME PROPERTY"
CAMDEN	FOURTH QUARTER COMPARISONS
	DECEMBER 31, 2011
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q11	4Q10	Growth	4Q11	4Q10	Growth	4Q11	4Q10	Growth

D.C. Metro	$22,352	$21,417	4.4%	$6,476	$6,300	2.8%	$15,876	$15,117	5.0%
Houston, TX	14,431	13,155	9.7%	5,588	4,931	13.3%	8,843	8,224	7.5%
Tampa, FL	14,956	13,988	6.9%	6,351	5,817	9.2%	8,605	8,171	5.3%
Las Vegas, NV	9,770	9,712	0.6%	3,647	3,781	(3.5%)	6,123	5,931	3.2%
SE Florida	11,777	11,139	5.7%	3,953	4,160	(5.0%)	7,824	6,979	12.1%
Dallas, TX	10,076	9,152	10.1%	4,398	4,206	4.6%	5,678	4,946	14.8%
Los Angeles/Orange County, CA	8,749	8,100	8.0%	3,003	2,825	6.3%	5,746	5,275	8.9%
Charlotte, NC	10,382	9,382	10.7%	4,191	3,859	8.6%	6,191	5,523	12.1%
Orlando, FL	9,050	8,561	5.7%	3,717	3,376	10.1%	5,333	5,185	2.9%
Atlanta, GA	9,196	8,695	5.8%	3,765	3,721	1.2%	5,431	4,974	9.2%
Raleigh, NC	7,402	6,921	6.9%	2,501	2,498	0.1%	4,901	4,423	10.8%
Denver, CO	5,898	5,477	7.7%	1,981	1,889	4.9%	3,917	3,588	9.2%
San Diego/Inland Empire, CA	5,560	5,426	2.5%	2,265	2,185	3.7%	3,295	3,241	1.7%
Austin, TX	5,454	4,868	12.0%	2,501	2,218	12.8%	2,953	2,650	11.4%
Phoenix, AZ	3,243	3,001	8.1%	1,206	1,279	(5.7%)	2,037	1,722	18.3%
Other	3,210	3,018	6.4%	1,127	1,118	0.8%	2,083	1,900	9.6%

Total Same Property	$151,506	$142,012	6.7%	$56,670	$54,163	4.6%	$94,836	$87,849	8.0%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q11	4Q10	Change	4Q11	4Q10	Change

D.C. Metro	4,439		16.7%	94.4%	95.6%	(1.2%)	$1,594	$1,511	5.5%
Houston, TX	4,462		9.3%	94.8%	91.5%	3.3%	1,012	957	5.8%
Tampa, FL	5,503		9.1%	94.8%	93.9%	0.9%	797	755	5.6%
Las Vegas, NV	3,969		6.5%	92.7%	91.9%	0.8%	757	762	(0.7%)
SE Florida	2,520		8.3%	94.9%	95.0%	(0.1%)	1,481	1,396	6.1%
Dallas, TX	3,757		6.0%	95.0%	96.9%	(1.9%)	806	739	9.1%
Los Angeles/Orange County, CA	1,770		6.1%	95.0%	93.1%	1.9%	1,563	1,499	4.3%
Charlotte, NC	3,574		6.5%	95.3%	94.3%	1.0%	879	801	9.8%
Orlando, FL	3,296		5.6%	94.8%	93.5%	1.3%	830	795	4.4%
Atlanta, GA	3,202		5.7%	93.9%	92.9%	1.0%	875	842	3.9%
Raleigh, NC	2,704		5.2%	94.4%	93.9%	0.5%	821	770	6.6%
Denver, CO	1,851		4.1%	93.8%	94.3%	(0.5%)	975	910	7.1%
San Diego/Inland Empire, CA	1,196		3.5%	92.0%	91.7%	0.3%	1,527	1,484	2.9%
Austin, TX	1,853		3.1%	95.1%	93.7%	1.4%	869	795	9.3%
Phoenix, AZ	1,084		2.1%	93.8%	93.1%	0.7%	898	831	8.1%
Other	984		2.2%	95.6%	92.6%	3.0%	1,000	958	4.4%

Total Same Property	46,164		100.0%	94.5%	93.8%	0.7%	$1,010	$956	5.6%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
	DECEMBER 31, 2011
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q11	3Q11	Growth	4Q11	3Q11	Growth	4Q11	3Q11	Growth

D.C. Metro	$22,352	$22,616	(1.2%)	$6,476	$6,761	(4.2%)	$15,876	$15,855	0.1%
Houston, TX	14,431	14,354	0.5%	5,588	5,715	(2.2%)	8,843	8,639	2.4%
Tampa, FL	14,956	14,850	0.7%	6,351	6,700	(5.2%)	8,605	8,150	5.6%
Las Vegas, NV	9,770	9,890	(1.2%)	3,647	3,902	(6.5%)	6,123	5,988	2.3%
SE Florida	11,777	11,623	1.3%	3,953	4,688	(15.7%)	7,824	6,935	12.8%
Dallas, TX	10,076	10,031	0.4%	4,398	4,794	(8.3%)	5,678	5,237	8.4%
Los Angeles/Orange County, CA	8,749	8,673	0.9%	3,003	3,042	(1.3%)	5,746	5,631	2.0%
Charlotte, NC	10,382	10,166	2.1%	4,191	4,301	(2.6%)	6,191	5,865	5.6%
Orlando, FL	9,050	9,049	0.0%	3,717	3,850	(3.5%)	5,333	5,199	2.6%
Atlanta, GA	9,196	9,219	(0.2%)	3,765	4,089	(7.9%)	5,431	5,130	5.9%
Raleigh, NC	7,402	7,399	0.0%	2,501	2,823	(11.4%)	4,901	4,576	7.1%
Denver, CO	5,898	5,842	1.0%	1,981	2,117	(6.4%)	3,917	3,725	5.2%
San Diego/Inland Empire, CA	5,560	5,745	(3.2%)	2,265	2,264	0.0%	3,295	3,481	(5.3%)
Austin, TX	5,454	5,370	1.6%	2,501	2,682	(6.7%)	2,953	2,688	9.9%
Phoenix, AZ	3,243	3,206	1.2%	1,206	1,381	(12.7%)	2,037	1,825	11.6%
Other	3,210	3,317	(3.2%)	1,127	1,238	(9.0%)	2,083	2,079	0.2%

Total Same Property	$151,506	$151,350	0.1%	$56,670	$60,347	(6.1%)	$94,836	$91,003	4.2%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q11	3Q11	Change	4Q11	3Q11	Change

D.C. Metro	4,439		16.7%	94.4%	96.4%	(2.0%)	$1,594	$1,584	0.6%
Houston, TX	4,462		9.3%	94.8%	95.2%	(0.4%)	1,012	999	1.3%
Tampa, FL	5,503		9.1%	94.8%	94.7%	0.1%	797	788	1.0%
Las Vegas, NV	3,969		6.5%	92.7%	93.0%	(0.3%)	757	758	(0.2%)
SE Florida	2,520		8.3%	94.9%	94.1%	0.8%	1,481	1,461	1.4%
Dallas, TX	3,757		6.0%	95.0%	95.9%	(0.9%)	806	789	2.2%
Los Angeles/Orange County, CA	1,770		6.1%	95.0%	95.7%	(0.7%)	1,563	1,547	1.1%
Charlotte, NC	3,574		6.5%	95.3%	95.9%	(0.6%)	879	858	2.5%
Orlando, FL	3,296		5.6%	94.8%	95.5%	(0.7%)	830	822	1.0%
Atlanta, GA	3,202		5.7%	93.9%	94.9%	(1.0%)	875	869	0.7%
Raleigh, NC	2,704		5.2%	94.4%	94.9%	(0.5%)	821	811	1.2%
Denver, CO	1,851		4.1%	93.8%	94.2%	(0.4%)	975	959	1.7%
San Diego/Inland Empire, CA	1,196		3.5%	92.0%	94.7%	(2.7%)	1,527	1,525	0.1%
Austin, TX	1,853		3.1%	95.1%	95.9%	(0.8%)	869	847	2.6%
Phoenix, AZ	1,084		2.1%	93.8%	93.9%	(0.1%)	898	884	1.6%
Other	984		2.2%	95.6%	94.0%	1.6%	1,000	1,006	(0.6%)

Total Same Property	46,164		100.0%	94.5%	95.0%	(0.5%)	$1,010	$998	1.2%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY"
CAMDEN	YEAR TO DATE COMPARISONS
	DECEMBER 31, 2011
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2011	2010	Growth	2011	2010	Growth	2011	2010	Growth

D.C. Metro	$88,737	$83,424	6.4%	$26,620	$25,856	3.0%	$62,117	$57,568	7.9%
Houston, TX	55,948	53,187	5.2%	22,829	21,888	4.3%	33,119	31,299	5.8%
Tampa, FL	58,617	55,458	5.7%	25,854	25,254	2.4%	32,763	30,204	8.5%
Las Vegas, NV	39,227	39,697	(1.2%)	15,025	15,523	(3.2%)	24,202	24,174	0.1%
SE Florida	46,360	43,581	6.4%	17,436	17,127	1.8%	28,924	26,454	9.3%
Dallas, TX	39,239	36,418	7.7%	18,098	17,276	4.8%	21,141	19,142	10.4%
Los Angeles/Orange County, CA	34,196	32,644	4.8%	11,697	11,083	5.5%	22,499	21,561	4.4%
Charlotte, NC	39,959	37,599	6.3%	16,583	15,863	4.5%	23,376	21,736	7.5%
Orlando, FL	35,715	34,051	4.9%	14,864	14,514	2.4%	20,851	19,537	6.7%
Atlanta, GA	36,344	34,507	5.3%	15,489	14,955	3.6%	20,855	19,552	6.7%
Raleigh, NC	29,229	27,372	6.8%	10,625	10,314	3.0%	18,604	17,058	9.1%
Denver, CO	22,856	21,483	6.4%	7,986	7,500	6.5%	14,870	13,983	6.3%
San Diego/Inland Empire, CA	22,362	21,736	2.9%	8,960	9,006	(0.5%)	13,402	12,730	5.3%
Austin, TX	20,916	19,163	9.1%	10,015	9,251	8.3%	10,901	9,912	10.0%
Phoenix, AZ	12,678	11,909	6.5%	5,153	5,058	1.9%	7,525	6,851	9.8%
Other	12,834	11,989	7.0%	4,691	4,604	1.9%	8,143	7,385	10.3%

Total Same Property	$595,217	$564,218	5.5%	$231,925	$225,072	3.0%	$363,292	$339,146	7.1%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2011	2010	Change	2011	2010	Change

D.C. Metro	4,439		17.1%	95.7%	95.6%	0.1%	$1,562	$1,472	6.1%
Houston, TX	4,462		9.1%	94.0%	93.0%	1.0%	987	957	3.1%
Tampa, FL	5,503		9.0%	94.4%	93.5%	0.9%	780	745	4.7%
Las Vegas, NV	3,969		6.7%	92.9%	92.5%	0.4%	757	775	(2.3%)
SE Florida	2,520		8.0%	94.7%	95.2%	(0.5%)	1,449	1,360	6.6%
Dallas, TX	3,757		5.8%	95.3%	94.5%	0.8%	777	731	6.2%
Los Angeles/Orange County, CA	1,770		6.2%	94.8%	93.3%	1.5%	1,535	1,497	2.5%
Charlotte, NC	3,574		6.4%	95.7%	94.8%	0.9%	842	792	6.3%
Orlando, FL	3,296		5.7%	94.8%	93.4%	1.4%	817	787	3.8%
Atlanta, GA	3,202		5.7%	94.3%	93.5%	0.8%	861	828	4.1%
Raleigh, NC	2,704		5.1%	94.7%	94.2%	0.5%	805	752	7.0%
Denver, CO	1,851		4.1%	93.9%	94.4%	(0.5%)	945	891	6.1%
San Diego/Inland Empire, CA	1,196		3.7%	93.1%	93.1%	0.0%	1,509	1,467	2.9%
Austin, TX	1,853		3.0%	94.9%	93.9%	1.0%	836	778	7.4%
Phoenix, AZ	1,084		2.1%	93.7%	93.6%	0.1%	873	817	6.8%
Other	984		2.3%	94.8%	94.0%	0.8%	988	936	5.5%

Total Same Property	46,164		100.0%	94.6%	93.9%	0.7%	$987	$944	4.6%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	DECEMBER 31, 2011
	(In thousands)

(Unaudited)
Quarterly Comparison (a)	4Q11	4Q10	$ Change	% Change	% of Actual 4Q11 Operating Expenses

Property taxes	$14,995	$13,328	$1,667	12.5%	26.5%
Salaries and Benefits for On-site Employees	13,515	13,039	476	3.6%	23.8%
Utilities	13,116	12,668	448	3.5%	23.1%
Repairs and Maintenance	8,770	8,550	220	2.6%	15.5%
Property Insurance	2,878	2,982	(104)	(3.5%)	5.1%
Other	3,396	3,596	(200)	(5.5%)	6.0%

Total Same Property	$56,670	$54,163	$2,507	4.6%	100.0%

Sequential Comparison (a)	4Q11	3Q11	$ Change	% Change	% of Actual 4Q11 Operating Expenses

Property taxes	$14,995	$15,187	($192)	(1.3%)	26.5%
Salaries and Benefits for On-site Employees	13,515	14,435	(920)	(6.4%)	23.8%
Utilities	13,116	14,127	(1,011)	(7.2%)	23.1%
Repairs and Maintenance	8,770	10,039	(1,269)	(12.6%)	15.5%
Property Insurance	2,878	2,729	149	5.5%	5.1%
Other	3,396	3,830	(434)	(11.3%)	6.0%

Total Same Property	$56,670	$60,347	($3,677)	(6.1%)	100.0%

Year to Date Comparison (a)	2011	2010	$ Change	% Change	% of Actual 2011 Operating Expenses

Property taxes	$61,150	$60,737	$413	0.7%	26.4%
Salaries and Benefits for On-site Employees	55,599	52,695	2,904	5.5%	24.0%
Utilities	52,779	49,921	2,858	5.7%	22.7%
Repairs and Maintenance	36,242	34,729	1,513	4.4%	15.6%
Property Insurance	11,751	12,644	(893)	(7.1%)	5.1%
Other	14,404	14,346	58	0.4%	6.2%

Total Same Property	$231,925	$225,072	$6,853	3.0%	100.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
OPERATING DATA (a)	2011	2010		2011	2010
Property Revenues
Rental revenues	$8,483	$6,935		$29,183	$27,882
Other property revenues	1,277	1,071		4,534	4,209
Total property revenues	9,760	8,006		33,717	32,091

Property Expenses
Property operating and maintenance	3,006	2,698		10,625	10,686
Real estate taxes	1,028	748		3,549	3,756
Total property expenses	4,034	3,446		14,174	14,442

Net Operating Income (NOI)	5,726	4,560		19,543	17,649

Other expenses
Interest	2,576	2,148		8,960	8,683
Depreciation and amortization	3,404	2,264		10,537	9,241
Other	295	202		761	564
Total other expenses	6,275	4,614		20,258	18,488

Gain on sale of properties, net	6,394	-		6,394	-

Equity in income (loss) of joint ventures	$5,845	($54)		$5,679	($839)

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2011	2011	2011	2011	2010
BALANCE SHEET DATA (b)
Land	$213,106	$199,323	$192,872	$163,596	$151,384
Buildings and improvements	1,320,795	1,284,010	1,268,982	978,703	956,422
	1,533,901	1,483,333	1,461,854	1,142,299	1,107,806
Accumulated depreciation	(225,577)	(229,212)	(217,324)	(207,860)	(203,673)
Real estate assets, net	1,308,324	1,254,121	1,244,530	934,439	904,133
Properties under development and land	39,684	28,694	23,774	-	7,530
Cash and other assets, net	46,843	39,688	46,606	24,780	23,633
Total assets	$1,394,851	$1,322,503	$1,314,910	$959,219	$935,296

Notes payable	$1,093,944	$1,066,924	$1,049,387	$811,319	$810,095
Notes payable due to Camden	-	-	-	-	3,408
Other liabilities	39,296	32,274	24,678	15,101	16,543
Total liabilities	1,133,240	1,099,198	1,074,065	826,420	830,046

Members' equity	261,611	223,305	240,845	132,799	105,250
Total liabilities and members' equity	$1,394,851	$1,322,503	$1,314,910	$959,219	$935,296

Camden's equity investment	$44,844	$37,033	$39,398	$21,196	$27,632
Distributions in excess of investment in joint ventures	($30,596)	($31,799)	($31,040)	($33,442)	($32,288)

Camden's pro-rata share of debt (c)	$221,204	$212,561	$209,112	$161,526	$193,130

PROPERTY DATA (end of period)
Total operating properties	55	54	53	44	43
Total operating apartment homes	16,858	16,564	16,324	12,917	12,435
Pro rata share of operating apartment homes	3,365	3,247	3,199	2,517	2,660
Total development properties	2	2	2	-	-
Total development apartment homes	520	520	520	-	-
Pro rata share of development apartment homes	104	104	104	-	-

(a)	Operating data represents Camden's pro-rata share of revenues and expenses.
(b)	Balance sheet and property data reported at 100%.
(c)	Excludes Camden's pro-rata share of notes payable due to Camden, if any.

CAMDEN		CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2011 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 01/29/12
Development Communities Under Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

IN LEASE-UP

1.	Camden La Vina	420	$60.0	$54.8	$6.4	3Q10	3Q11	2Q12	1Q13	53%	46%
	Orlando, FL
2.	Camden Summerfield II	187	30.0	24.3	10.0	3Q10	3Q11	1Q12	4Q12	42%	32%
	Landover, MD

UNDER CONSTRUCTION

3.	Camden Royal Oaks II	104	14.0	11.1	11.1	1Q11	1Q12	2Q12	3Q13	11%	2%
	Houston, TX
4.	Camden Montague	192	23.0	13.4	13.4	2Q11	2Q12	3Q12	2Q13
	Tampa, FL
5.	Camden Westchase Park	348	52.0	29.6	29.6	2Q11	2Q12	1Q13	4Q13
	Tampa, FL
6.	Camden Town Square	438	66.0	28.7	28.7	2Q11	2Q12	3Q13	4Q14
	Orlando, FL
7.	Camden City Centre II	268	36.0	10.1	10.1	4Q11	1Q13	2Q13	3Q14
	Houston, TX
8.	Camden NOMA	320	110.0	39.0	39.0	4Q11	1Q14	2Q14	2Q15
	Washington, DC

Total Development Communities		2,277	$391.0	$211.0	$148.3

Additional Development Pipeline & Land (a)					151.6

Total Properties Under Development and Land (per Balance Sheet)					$299.9

						Estimated/Actual Dates for
Joint Venture Camden Developed Communities Under		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

1.	Camden South Capitol	276	$88.0	$29.8	$29.8	2Q11	3Q13	4Q13	3Q14
	Washington, DC
2.	Camden Amber Oaks II	244	25.0	8.6	8.6	2Q11	2Q12	3Q12	2Q13
	Austin, TX

Total Joint Venture Development Communities		520	$113.0	$38.4	$38.4

(a)	Please refer to the Development Pipeline & Land Summary on page 19.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2011 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden 5400 North Lamar	291	$5.4
	Austin, TX
2.	Camden McGowen Station	251	6.4
	Houston, TX
3.	Camden Highlands	400	7.3
	Denver, Co
4.	Camden Paces (b)	700	41.9
	Atlanta, GA
5.	Camden Glendale Triangle	242	23.8
	Glendale, CA

Development Pipeline		1,884	$84.8

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	0.9	$17.3
	Los Angeles, CA	2.0	17.3
	Houston, TX	13.2	6.9
	Denver, CO	4.4	4.7
	Dallas, TX	7.2	8.6
	Southeast Florida	2.2	5.1
	Las Vegas, NV	19.6	4.2
	Other	4.8	2.7

Land Holdings		54.3	$66.8

Total Development Pipeline and Land			$151.6

(a)	Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b)	Project anticipated to be developed in multiple phases.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2011 ACQUISITION/DISPOSITION ACTIVITY

Dispositions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Valley Creek	Dallas, TX	Multifamily	380	1984	12/15/11
2.	Camden Valley Ridge	Dallas, TX	Multifamily	408	1987	12/15/11

Total Dispositions		$39.7	million	788 apartment homes

				Potential
Dispositions to Joint Ventures		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	South Capitol (a)	Washington, DC	Land under development	276	N/A	04/12/11
2.	Amber Oaks II (a)	Austin, TX	Land under development	244	N/A	06/16/11

Total Dispositions to Joint Ventures		$12.5	million	520 potential apartment homes

Joint Venture Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Heights	Houston, TX	Multifamily	352	2004	02/16/11
2.	Camden Design District	Dallas, TX	Multifamily	355	2009	03/21/11
3.	Camden Phipps	Atlanta, GA	Multifamily	234	1996	03/23/11
4.	Camden Visconti	Tampa, FL	Multifamily	450	2007	05/25/11
5.	Camden Brushy Creek	Austin, TX	Multifamily	272	2008	06/15/11
6.	Camden Cypress Creek	Houston, TX	Multifamily	310	2009	06/15/11
7.	Camden Lakemont	Houston, TX	Multifamily	312	2007	06/15/11
8.	Camden Northpointe	Houston, TX	Multifamily	384	2008	06/15/11
9.	Camden Panther Creek	Dallas, TX	Multifamily	295	2009	06/15/11
10.	Camden Westover Hills	San Antonio, TX	Multifamily	288	2010	06/15/11
11.	Camden Riverwalk	Dallas, TX	Multifamily	600	2008	06/23/11
12.	Camden Shadow Brook	Austin, TX	Multifamily	496	2009	06/23/11
13.	Camden Braun Station	San Antonio, TX	Multifamily	240	2006	08/23/11
14.	Camden Grand Harbor	Houston, TX	Multifamily	300	2008	10/19/11
15.	Camden Woodson Park	Houston, TX	Multifamily	248	2008	10/27/11
16.	Camden Downs at Cinco Ranch	Houston, TX	Multifamily	318	2004	11/02/11
17.	Camden Piney Point	Houston, TX	Multifamily	318	2004	11/02/11
18.	Camden Spring Creek	Houston, TX	Multifamily	304	2004	11/02/11

Total Joint Venture Acquisitions		$590.5	million	6,076 apartment homes
Pro Rata Joint Venture Acquisitions		$118.1	million

Joint Venture Dispositions		Location	Property Type	Apartment Homes / Acreage	Year Built	Closing Date
1.	Belle Meade	Houston, TX	Multifamily	119	2010	03/10/11
2.	Braeswood Place	Houston, TX	Multifamily	340	2009	03/10/11
3.	Lakes at 610	Houston, TX	Undeveloped Land	6.1	N/A	03/10/11
4.	Camden Brookside	Louisville, KY	Multifamily	224	1987	11/29/11
5.	Camden Meadows	Louisville, KY	Multifamily	400	1987/1990	11/29/11
6.	Camden Prospect Park	Louisville, KY	Multifamily	138	1990	11/29/11
7.	Camden Oxmoor	Louisville, KY	Multifamily	432	2000	12/29/11

Total Joint Venture Dispositions		$27.0	million (b)	1,653 apartment homes
				6.1 acres

(a)	Land parcel sold to a joint venture of which Camden owns a 20% interest.
(b)	Net proceeds to Camden after debt.

CAMDEN	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2011:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2012	$4,123	$ -	$189,667	$193,790	8.0%	5.9%
2013	3,378	125,070	200,000	328,448	13.5%	4.9%
2014	2,187	8,827	-	11,014	0.5%	6.0%
2015	2,359	-	250,000	252,359	10.4%	5.1%
2016	2,594	-	-	2,594	0.1%	N/A
Thereafter	78,050	819,107	746,750	1,643,907	67.5%	4.6%
Total Maturing Debt	$92,691	$953,004	$1,386,417	$2,432,112	100.0%	4.8%

Unsecured Line of Credit	-	-	-	-	-	N/A
Total Debt	$92,691	$953,004	$1,386,417	$2,432,112	100.0%	4.8%

Weighted Average Maturity of Debt		6.8 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$245,537	10.1%	1.1%	7.6 Years
Fixed rate debt		2,186,575	89.9%	5.3%	6.7 Years
Total		$2,432,112	100.0%	4.8%	6.8 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,380,755	56.8%	5.3%	5.7 Years
Secured debt		1,051,357	43.2%	4.2%	8.2 Years
Total		$2,432,112	100.0%	4.8%	6.8 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$805,820	76.7%	5.2%	8.4 Years
Conventional variable-rate mortgage debt		206,476	19.6%	1.0%	6.0 Years
Tax exempt variable rate debt		39,061	3.7%	1.6%	16.5 Years
Total		$1,051,357	100.0%	4.2%	8.2 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		38,230	72.9%	$4,192,923	71.7%
Encumbered real estate assets		14,186	27.1%	1,650,988	28.3%
Total		52,416	100.0%	$5,843,911	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 3.0 times

(a)	Includes available extention options.
(b)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2012 AND 2013:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter (a)	Amortization	Maturities	Maturities	Total	Maturing Debt
1Q 2012	$1,005	$ -	$ -	$1,005	N/A
2Q 2012	1,003	-	-	1,003	N/A
3Q 2012	1,025	-	-	1,025	n/a
4Q 2012	1,090	-	189,667	190,757	5.9%
2012	$4,123	$ -	$189,667	$193,790	5.9%

1Q 2013	$1,122	$ -	$ -	$1,122	N/A
2Q 2013	997	25,831	-	26,828	5.0%
3Q 2013	752	99,239	-	99,991	3.9%
4Q 2013	507	-	200,000	200,507	5.4%
2013	$3,378	$125,070	$200,000	$328,448	4.9%

(a)	Includes available extention options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	37%	Yes

Secured Debt to Gross Asset Value	≤	35%	16%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	272%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	19%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	41%	Yes

Total Secured Debt to Total Asset Value	≤	40%	18%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	314%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	307%	Yes
Annual Service Charges

(a)	For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2011:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2012 (b)	$1,523	$74,394	$75,917	34.3%	4.9%
2013	1,742	35,980	37,722	17.1%	4.7%
2014	2,119	11,710	13,829	6.2%	5.7%
2015	2,002	9,363	11,365	5.1%	2.5%
2016	1,885	28,785	30,670	13.9%	3.6%
Thereafter	3,752	45,719	49,471	22.4%	4.2%
Total Maturing Debt	$13,023	$205,951	$218,974	99.0%	4.5%

Subscription lines of credit (c)	- '	2,230	2,230	1.0%	1.6%
Total Debt	$13,023	$208,181	$221,204	100.0%	4.4%

Weighted Average Maturity of Debt (a)		3.1 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$20,312	9.2%	1.7%	3.5 Years
Fixed rate debt		200,892	90.8%	4.7%	3.1 Years
Total		$221,204	100.0%	4.4%	3.1 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$200,892	90.8%	4.7%	3.1 Years
Conventional variable-rate mortgage debt		9,680	4.4%	1.6%	2.9 Years
Tax exempt variable rate debt		2,015	0.9%	0.4%	19.4 Years
Variable-rate construction loans		6,387	2.9%	2.2%	0.3 Years
Subscription lines of credit		2,230	1.0%	1.6%	1.3 Years
Total		$221,204	100.0%	4.4%	3.1 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		16,858	$1,533,901
Properties under development and land		520	39,684
Total		17,378	$1,573,585

(a)	Includes available extension options.
(b)	Includes $4.3 million, which represents Camden's pro-rata share of debt that was refinanced January 19, 2012 with a new maturity of June 2014 as well as $54 million that represents Camden's pro-rata share of debt which was repaid January 31, 2012 in conjunction with Camden's purchase of the remaining partnership interests.
(c)	As of December 31, 2011 these borrowings were drawn under the subscription secured lines of credit with $19 million in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(d)	Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2012 and 2013:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter (a)	Amortization	Secured Maturities	Total	Maturing Debt
1Q 2012 (b)	$370	$4,287	$4,657	2.0%
2Q 2012 (c)	373	54,521	54,894	5.1%
3Q 2012	383	2,100	2,483	2.6%
4Q 2012 (d)	397	14,196	14,593	5.5%
2012	$1,523	$75,104	$76,627	4.9%

1Q 2013	$420	$ -	$420	n/a
2Q 2013 (d)	429	1,520	1,949	1.6%
3Q 2013	441	35,980	36,421	4.7%
4Q 2013	452	-	452	n/a
2013	$1,742	$37,500	$39,242	4.6%

(a)	Includes available extension options.
(b)	Includes $4.3 million that represents Camden's pro-rata share of debt which was refinanced January 19, 2012 with a new maturity of June 2014.
(c)	Includes $54 million that represents Camden's pro-rata share of debt which was repaid January 31, 2012 in conjunction with Camden's purchase of the remaining partnership interests.
(d)	4Q 2012 maturities include a subscription secured line of credit with $710 (Camden's pro-rata share) outstanding as of December 31, 2011. The line of credit has $4.0 million in total capacity.
(e)	2Q 2013 maturities include a subscription secured line of credit with $1,520 (Camden's pro-rata share) outstanding as of December 31, 2011. The line of credit has $15.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
	& MAINTENANCE EXPENSE
	(In thousands, except unit data)

(Unaudited)
	Fourth Quarter 2011 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,756	$54	$877	$17
Appliances	9.7 years	1,476	29	195	4
Painting	-	-	-	1,674	33
Cabinetry/Countertops	10.0 years	437	9	-	-
Other	8.9 years	990	19	450	9
Exteriors
Painting	5.0 years	663	13	-	-
Carpentry	10.0 years	314	6	-	-
Landscaping	5.9 years	586	12	2,351	46
Roofing	20.0 years	591	12	97	2
Site Drainage	10.0 years	67	1	-	-
Fencing/Stair	10.0 years	205	4	-	-
Other (c)	8.3 years	1,684	33	2,876	56
Common Areas
Mech., Elec., Plumbing	9.6 years	890	17	965	19
Parking/Paving	5.0 years	458	9	-	-
Pool/Exercise/Facility	8.3 years	1,187	23	317	6

Total		$12,304	$242	$9,802	$192

Weighted Average Apartment Homes			50,934		50,934

	Year to Date 2011 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (d)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$11,268	$221	$3,430	$67
Appliances	9.7 years	5,634	111	778	15
Painting	-	-	-	6,453	127
Cabinetry/Countertops	10.0 years	1,387	27	-	-
Other	8.9 years	4,107	81	1,872	37
Exteriors
Painting	5.0 years	5,207	102	-	-
Carpentry	10.0 years	2,386	47	-	-
Landscaping	5.9 years	1,818	36	10,519	207
Roofing	20.0 years	2,537	50	282	6
Site Drainage	10.0 years	301	6	-	-
Fencing/Stair	10.0 years	939	18	-	-
Other (c)	8.3 years	6,660	131	11,470	225
Common Areas
Mech., Elec., Plumbing	9.6 years	4,820	95	4,034	79
Parking/Paving	5.0 years	1,406	28	-	-
Pool/Exercise/Facility	8.3 years	5,235	103	1,412	28

Total		$53,705	$1,055	$40,250	$791

Weighted Average Apartment Homes			50,905		50,905

(a)
Includes discontinued operations.  Capitalized expenditures for discontinued operations were $168 and $975 for the three and twelve months ended December 31, 2011, respectively.  Maintenance expenses for discontinued operations  were $197 and $789 for the same periods.

(b)	Weighted average useful life of capitalized expenses for the three months ended December 31, 2011.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d)	Weighted average useful life of capitalized expenses for the twelve months ended December 31, 2011.

CAMDEN	2012 Financial Outlook
	as of February 2, 2012

(Unaudited)

2011 Reported FFO, Adjusted for Non-Routine Items

	Total	Per Share
2011 Reported FFO	$207,535	$2.73
Adjustments for 2011 non-routine items:
Less: Gain on sale of technology investment, net of tax	(3,316)	(0.04)
Less: Gain on sale of properties, including land	(4,748)	(0.06)
Plus: Loss on discontinuation of hedging relationship & write-off of unamortized loan costs	30,243	0.40

2011 FFO adjusted for non-routine items	$229,714	$3.03

2011 Fully Diluted Shares Outstanding - FFO		75,928

December 31, 2011 Fully Diluted Shares Outstanding - FFO		77,227

2011 FFO adjusted for non-routine items and December 31, 2011 Fully Diluted Shares Outstanding - FFO		$2.97

2012 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected net income attributable to common shareholders per share - diluted		$0.95 - $1.20
Expected real estate depreciation		2.21
Expected adjustments for unconsolidated joint ventures		0.11
Expected income allocated to noncontrolling interests		0.03
Expected FFO per share - diluted		$3.30 - $3.55

"Same Property" Communities
Number of Units		48,400
2011 Base Net Operating Income		$387 million
Total Revenue Growth		4.75% - 6.25%
Total Expense Growth		2.50% - 3.50%
Net Operating Income Growth		6.00% - 8.00%
Physical Occupancy		95%
∙ Impact from 1.0% change in NOI Growth is approximately $0.05 / share

Capitalized Maintenance Expenditures		$60 - $64 million

Acquisitions/Dispositions
Dispositions Volume		$100 - $300 million
Acquisitions Volume (consolidated on balance sheet)		$400 to $650 million
Acquisitions Volume (joint venture)		$50 - $200 million

Development
Development Starts (consolidated on balance sheet)		$250 - $450 million
Development Starts (joint venture)		$0 - $100 million

Non-Property Income
Non-Property Income, Net		$6 - $8 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and administrative and property management expenses		$54 - $58 million

Debt
Capitalized Interest		$11 - $14 million
Expensed Interest		$103 - $109 million

Perpetual Preferred Units
Redemption of Perpetual Preferred Units		$100 million

Note:	This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net income attributable to common shareholders (a)	$46,850	$17,147	$49,379	$23,216
Real estate depreciation from continuing operations	43,432	42,926	174,889	165,462
Real estate depreciation from discontinued operations	413	1,059	2,298	5,198
(Gain) on sale of discontinued operations	(24,621)	(9,614)	(24,621)	(9,614)
Adjustments for unconsolidated joint ventures	3,492	2,190	10,534	8,943
(Gain) on sale of unconsolidated joint venture properties	(6,394)	-	(6,394)	-
(Gain) on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Income allocated to noncontrolling interests	1,092	240	2,586	1,104
Funds from operations - diluted	$64,264	$53,948	$207,535	$194,309

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	74,428	71,587	73,701	68,957
FFO diluted	76,649	73,847	75,928	71,552

Net income attributable to common shareholders - diluted	$0.62	$0.24	$0.66	$0.33
FFO per common share - diluted	$0.84	$0.73	$2.73	$2.72

Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the twelve months ended December 31, 2011.

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	1Q12 Range		2012 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.18	$0.22	$0.95	$1.20
Expected real estate depreciation	0.55	0.55	2.21	2.21
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.11	0.11
Recognized (gain) on sale of unconsolidated joint venture interests	0.00	0.00	0.00	0.00
Expected income allocated to noncontrolling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	$0.77	$0.81	$3.30	$3.55

Note:	This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net income attributable to common shareholders	$46,850	$17,147	$49,379	$23,216
Less: Fee and asset management income	(3,018)	(2,144)	(9,973)	(8,172)
Less: Interest and other (income) loss	100	(4,596)	(4,649)	(8,584)
Less: Income on deferred compensation plans	(5,540)	(4,763)	(6,773)	(11,581)
Plus: Property management expense	5,208	4,988	20,686	19,982
Plus: Fee and asset management expense	1,715	1,230	5,935	4,841
Plus: General and administrative expense	9,064	8,423	35,456	30,762
Plus: Interest expense	26,942	30,815	112,414	125,893
Plus: Depreciation and amortization	44,641	44,213	179,867	170,362
Plus: Amortization of deferred financing costs	1,116	1,478	5,877	4,102
Plus: Expense on deferred compensation plans	5,540	4,763	6,773	11,581
Less: Gain on sale of properties, including land	-	-	(4,748)	(236)
Less: Gain on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Less: Equity in (income) loss of joint ventures	(5,845)	54	(5,679)	839
Plus: Loss on discontinuation of hedging relationship	-	-	29,791	-
Plus: Impairment provision for technology investments	-	1,000	-	1,000
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income allocated to noncontrolling interests	1,464	384	3,582	926
Plus: Income tax expense - current	331	295	2,220	1,581
Less: Income from discontinued operations	(609)	(1,175)	(2,212)	(5,360)
Less: (Gain) on sale of discontinued operations	(24,621)	(9,614)	(24,621)	(9,614)
Net Operating Income (NOI)	$105,088	$94,248	$399,189	$358,538

"Same Property" Communities	$94,836	$87,849	$363,292	$339,146
Non-"Same Property" Communities	9,353	6,689	34,316	20,045
Development and Lease-Up Communities	410	-	493	-
Other	489	(290)	1,088	(653)
Net Operating Income (NOI)	$105,088	$94,248	$399,189	$358,538

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, and income (loss) allocated to noncontrolling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net income attributable to common shareholders	$46,850	$17,147	$49,379	$23,216
Plus: Interest expense	26,942	30,815	112,414	125,893
Plus: Amortization of deferred financing costs	1,116	1,478	5,877	4,102
Plus: Depreciation and amortization	44,641	44,213	179,867	170,362
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income allocated to noncontrolling interests	1,464	384	3,582	926
Plus: Income tax expense - current	331	295	2,220	1,581
Plus: Real estate depreciation from discontinued operations	413	1,059	2,298	5,198
Less: Gain on sale of properties, including land	-	-	(4,748)	(236)
Less: Gain on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Less: Equity in (income) loss of joint ventures	(5,845)	54	(5,679)	839
Plus: Loss on discontinuation of hedging relationship	-	-	29,791	-
Plus: Impairment provision for technology investments	-	1,000	-	1,000
Less: (Gain) on sale of discontinued operations	(24,621)	(9,614)	(24,621)	(9,614)
EBITDA	$93,041	$88,581	$356,244	$330,267

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q1 '12	Q2 '12	Q3 '12	Q4 '12
Earnings release & conference call		Late Apr	Early Aug	Early Nov	Early Feb

Dividend Information - Common Shares:		Q1 '11	Q2 '11	Q3 '11	Q4 '11
Declaration Date		03/14/11	06/15/11	09/15/11	12/05/11
Record Date		03/31/11	06/30/11	09/30/11	12/19/11
Payment Date		04/18/11	07/18/11	10/17/11	01/17/12
Distributions Per Share		$0.49	$0.49	$0.49	$0.49

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo		Chairman & Chief Executive Officer
D. Keith Oden		President
H. Malcolm Stewart		Chief Operating Officer
Dennis M. Steen		Chief Financial Officer
Kimberly A. Callahan		Vice President - Investor Relations

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 12/31/11

(Unaudited)							4Q11 Avg
							Monthly Rental Rates
Community Name	City	State	Year Placed in Service	Average Size	Apartment Homes	4Q11 Avg Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	$839	$1.07
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	92%	674	0.64
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	909	0.85
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	95%	813	0.88
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	943	0.91
Camden Sierra (1)	Peoria	AZ	1997	925	288	90%	663	0.72
Camden Towne Center (1)	Glendale	AZ	1998	871	240	93%	670	0.77
Camden Vista Valley (2)	Mesa	AZ	1986	923	357	93%	642	0.70
TOTAL ARIZONA	8	Properties		951	2,433	93%	783	0.82

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	94%	1,554	1.54
Camden Harbor View	Long Beach	CA	2004	975	538	94%	1,932	1.98
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	1,784	1.77
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,306	1.64
Camden Parkside (1)	Fullerton	CA	1972	836	421	95%	1,195	1.43
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,481	1.66
Total Los Angeles/Orange County	6	Properties		904	2,481	95%	1,526	1.69

Camden Old Creek	San Marcos	CA	2007	1,037	350	91%	1,582	1.53
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	93%	1,515	1.57
Camden Tuscany	San Diego	CA	2003	896	160	95%	1,933	2.16
Camden Vineyards	Murrieta	CA	2002	1,053	264	91%	1,228	1.17
Total San Diego/Inland Empire	4	Properties		995	1,196	92%	1,527	1.53

TOTAL CALIFORNIA	10	Properties		934	3,677	94%	1,527	1.63

Camden Caley	Englewood	CO	2000	925	218	95%	956	1.03
Camden Centennial	Littleton	CO	1985	744	276	94%	723	0.97
Camden Denver West (3)	Golden	CO	1997	1,015	320	94%	1,121	1.10
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,171	1.02
Camden Interlocken	Broomfield	CO	1999	1,022	340	94%	1,182	1.16
Camden Lakeway	Littleton	CO	1997	932	451	94%	944	1.01
Camden Pinnacle	Westminster	CO	1985	748	224	93%	750	1.00
TOTAL COLORADO	7	Properties		949	2,171	94%	996	1.05

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	94%	1,449	1.36
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,328	1.27
Camden College Park	College Park	MD	2008	942	508	92%	1,559	1.65
Camden Dulles Station	Oak Hill	VA	2009	984	366	96%	1,585	1.61
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	1,601	1.52
Camden Fairfax Corner	Fairfax	VA	2006	934	488	95%	1,637	1.75
Camden Fallsgrove	Rockville	MD	2004	996	268	94%	1,656	1.66
Camden Grand Parc	Washington	DC	2002	674	105	94%	2,447	3.63
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,390	1.38
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	91%	1,602	1.56
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,481	1.73
Camden Potomac Yard	Arlington	VA	2008	835	378	92%	1,949	2.33
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,381	2.78
Camden Russett	Laurel	MD	2000	992	426	92%	1,396	1.41
Camden Silo Creek	Ashburn	VA	2004	975	284	95%	1,401	1.44
Camden Summerfield	Landover	MD	2008	957	291	92%	1,573	1.65
TOTAL DC METRO	16	Properties		963	5,604	94%	1,589	1.65

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,483	1.34
Camden Brickell	Miami	FL	2003	937	405	96%	1,562	1.67
Camden Doral	Miami	FL	1999	1,120	260	95%	1,508	1.35
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,644	1.31
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,648	1.58
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,287	1.07
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	93%	1,320	1.19
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,481	1.34

Camden Club	Longwood	FL	1986	1,077	436	95%	846	0.79
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	94%	974	0.91
Camden Lago Vista	Orlando	FL	2005	955	366	95%	875	0.92
Camden Landings	Orlando	FL	1983	748	220	96%	661	0.88
Camden Lee Vista	Orlando	FL	2000	937	492	97%	844	0.90
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,087	1.33
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	800	0.89
Camden Reserve	Orlando	FL	1990/1991	824	526	94%	713	0.86
Camden World Gateway	Orlando	FL	2000	979	408	95%	947	0.97
Total Orlando	9	Properties		928	3,564	95%	849	0.92

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 12/31/11

(Unaudited)							4Q11 Avg
							Monthly Rental Rates
Community Name	City	State	Year Placed in Service	Average Size	Apartment Homes	4Q11 Avg Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	96%	863	0.92
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	688	0.89
Camden Bayside	Tampa	FL	1987/1989	748	832	97%	757	1.01
Camden Citrus Park	Tampa	FL	1985	704	247	95%	667	0.95
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	94%	678	0.93
Camden Lakeside	Brandon	FL	1986	729	228	94%	725	0.99
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	778	0.71
Camden Preserve	Tampa	FL	1996	942	276	95%	1,031	1.09
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	902	0.88
Camden Royal Palms	Brandon	FL	2006	1,017	352	92%	933	0.92
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,095	0.97
Camden Westshore	Tampa	FL	1986	728	278	96%	829	1.14
Camden Woods	Tampa	FL	1986	1,223	444	96%	835	0.68
Total Tampa/St. Petersburg	13	Properties		914	5,953	95%	819	0.91

TOTAL FLORIDA	29	Properties		958	12,037	95%	967	1.01

Camden Brookwood	Atlanta	GA	2002	912	359	96%	967	1.06
Camden Deerfield	Alpharetta	GA	2000	1,187	292	92%	933	0.79
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	860	0.85
Camden Ivy Hall (3)	Atlanta	GA	2010	1,181	110	93%	1,630	1.38
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	93%	977	1.04
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	92%	910	0.89
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	93%	1,133	1.11
Camden River	Duluth	GA	1997	1,103	352	97%	875	0.79
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	94%	859	0.75
Camden St. Clair	Atlanta	GA	1997	999	336	94%	890	0.89
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	746	0.74
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	91%	712	0.62
TOTAL GEORGIA	12	Properties		1,045	3,546	94%	916	0.88

Camden Passage (3)	Kansas City	MO	1989/1997	834	596	91%	672	0.81
Total Kansas City	1	Property		834	596	91%	672	0.81

Camden Cedar Lakes (3)	Lake St. Louis	MO	1986	852	420	92%	652	0.77
Camden Cove West (3)	Creve Coeur	MO	1990	828	276	96%	850	1.03
Camden Cross Creek (3)	St. Louis	MO	1973/1980	947	591	93%	778	0.82
Camden Westchase (3)	St. Louis	MO	1986	945	160	98%	880	0.93
Total St. Louis	4	Properties		896	1,447	94%	767	0.86

TOTAL MISSOURI	5	Properties		878	2,043	93%	739	0.84

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	711	0.75
Camden Breeze	Las Vegas	NV	1989	846	320	93%	717	0.85
Camden Canyon	Las Vegas	NV	1995	987	200	94%	849	0.86
Camden Commons	Henderson	NV	1988	936	376	92%	747	0.80
Camden Cove	Las Vegas	NV	1990	898	124	92%	706	0.79
Camden Del Mar	Las Vegas	NV	1995	986	560	94%	893	0.91
Camden Fairways	Henderson	NV	1989	896	320	96%	876	0.98
Camden Hills	Las Vegas	NV	1991	439	184	89%	496	1.13
Camden Legends	Henderson	NV	1994	792	113	93%	825	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	92%	721	0.80
Camden Pines (1)	Las Vegas	NV	1997	982	315	94%	801	0.82
Camden Pointe	Las Vegas	NV	1996	983	252	93%	731	0.74
Camden Summit (1)	Henderson	NV	1995	1,187	234	94%	1,088	0.92
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	94%	857	0.82
Camden Vintage	Las Vegas	NV	1994	978	368	92%	709	0.72
Oasis Bay (3)	Las Vegas	NV	1990	876	128	97%	745	0.85
Oasis Crossings (3)	Las Vegas	NV	1996	983	72	94%	743	0.76
Oasis Emerald (3)	Las Vegas	NV	1988	873	132	93%	616	0.71
Oasis Gateway (3)	Las Vegas	NV	1997	1,146	360	94%	774	0.68
Oasis Island (3)	Las Vegas	NV	1990	901	118	91%	629	0.70
Oasis Landing (3)	Las Vegas	NV	1990	938	144	92%	685	0.73
Oasis Meadows (3)	Las Vegas	NV	1996	1,031	383	92%	730	0.71
Oasis Palms (3)	Las Vegas	NV	1989	880	208	92%	677	0.77
Oasis Pearl (3)	Las Vegas	NV	1989	930	90	88%	701	0.75
Oasis Place (3)	Las Vegas	NV	1992	440	240	85%	493	1.12
Oasis Ridge (3)	Las Vegas	NV	1984	391	477	83%	415	1.06
Oasis Sierra (3)	Las Vegas	NV	1998	923	208	94%	790	0.86
Oasis Springs (3)	Las Vegas	NV	1988	838	304	91%	585	0.70
Oasis Vinings (3)	Las Vegas	NV	1994	1,152	234	92%	725	0.63
TOTAL NEVADA	29	Properties		903	8,016	92%	729	0.81

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 12/31/11

(Unaudited)							4Q11 Avg
							Monthly Rental Rates
Community Name	City	State	Year Placed in Service	Average Size	Apartment Homes	4Q11 Avg Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	905	0.87
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,130	1.25
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,144	1.34
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	843	0.81
Camden Forest	Charlotte	NC	1989	703	208	90%	578	0.82
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	775	0.82
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,263	1.20
Camden Habersham	Charlotte	NC	1986	773	240	95%	647	0.84
Camden Park Commons	Charlotte	NC	1997	861	232	93%	662	0.77
Camden Pinehurst	Charlotte	NC	1967	1,147	407	95%	779	0.68
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	830	0.85
Camden Simsbury	Charlotte	NC	1985	874	100	95%	802	0.92
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,060	1.20
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	955	0.87
Camden Touchstone	Charlotte	NC	1986	899	132	96%	749	0.83
Total Charlotte	15	Properties		961	3,574	95%	879	0.91

Camden Crest	Raleigh	NC	2001	1,013	438	95%	793	0.78
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	92%	897	0.86
Camden Lake Pine	Apex	NC	1999	1,066	446	94%	826	0.78
Camden Manor Park	Raleigh	NC	2006	966	484	95%	860	0.89
Camden Overlook	Raleigh	NC	2001	1,060	320	94%	918	0.87
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	719	0.74
Camden Westwood	Morrisville	NC	1999	1,027	354	97%	778	0.76
Total Raleigh	7	Properties		1,017	2,704	94%	821	0.81

TOTAL NORTH CAROLINA	22	Properties		985	6,278	95%	854	0.87

Camden Valleybrook	Chadds Ford	PA	2002	992	352	94%	1,327	1.34
TOTAL PENNSYLVANIA	1	Property		992	352	94%	1,327	1.34

Camden Amber Oaks (3)	Austin	TX	2009	862	348	96%	829	0.96
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	811	0.92
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,000	1.10
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	1,048	1.10
Camden Huntingdon	Austin	TX	1995	903	398	95%	786	0.87
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	621	0.89
Camden Ridgecrest	Austin	TX	1995	855	284	95%	726	0.85
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	889	0.98
Camden South Congress (3)	Austin	TX	2001	975	253	96%	1,487	1.53
Camden Stoneleigh	Austin	TX	2001	908	390	96%	924	1.02
Total Austin	10	Properties		895	3,222	95%	911	1.02

Camden Breakers	Corpus Christi	TX	1996	868	288	97%	959	1.11
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	699	0.90
Camden Miramar (4)	Corpus Christi	TX	1994-2011	488	855	98%	996	2.05
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	94%	1,086	1.03
Total Corpus Christi	4	Properties		693	1,757	96%	946	1.36

Camden Addison (1)	Addison	TX	1996	942	456	96%	814	0.86
Camden Buckingham	Richardson	TX	1997	919	464	97%	831	0.90
Camden Centreport	Ft. Worth	TX	1997	911	268	94%	825	0.91
Camden Cimarron	Irving	TX	1992	772	286	95%	844	1.09
Camden Design District (3)	Dallas	TX	2009	939	355	92%	1,134	1.21
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	953	1.02
Camden Gardens	Dallas	TX	1983	652	256	96%	572	0.88
Camden Glen Lakes	Dallas	TX	1979	877	424	96%	771	0.88
Camden Legacy Creek	Plano	TX	1995	831	240	97%	885	1.07
Camden Legacy Park	Plano	TX	1996	871	276	97%	894	1.03
Camden Panther Creek (3)	Frisco	TX	2009	946	295	93%	951	1.01
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	96%	1,145	1.17
Camden Springs	Dallas	TX	1987	713	304	95%	584	0.82
Camden Valley Park	Irving	TX	1986	743	516	94%	774	1.04
Camden Westview	Lewisville	TX	1983	697	335	92%	625	0.90
Total Dallas/Ft. Worth	15	Properties		866	5,979	95%	865	1.00

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 12/31/11

(Unaudited)							4Q11 Avg
			Year Placed	Average	Apartment	4Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Baytown	Baytown	TX	1999	844	272	94%	801	0.95
Camden City Centre	Houston	TX	2007	932	379	96%	1,333	1.43
Camden Creek	Houston	TX	1984	639	456	94%	596	0.93
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	96%	1,038	1.05
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	96%	1,006	0.94
Camden Grand Harbor (3)	Katy	TX	2008	959	300	97%	984	1.03
Camden Greenway	Houston	TX	1999	861	756	94%	1,091	1.27
Camden Heights (3)	Houston	TX	2004	927	352	98%	1,202	1.30
Camden Holly Springs (1)	Houston	TX	1999	934	548	94%	920	0.98
Camden Lakemont (3)	Richmond	TX	2007	904	312	96%	865	0.96
Camden Midtown	Houston	TX	1999	844	337	97%	1,305	1.55
Camden Northpointe (3)	Tomball	TX	2008	940	384	94%	923	0.98
Camden Oak Crest	Houston	TX	2003	870	364	93%	851	0.98
Camden Park (1)	Houston	TX	1995	866	288	96%	805	0.93
Camden Piney Point (3)	Cypress	TX	2004	919	318	97%	988	1.07
Camden Plaza	Houston	TX	2007	915	271	94%	1,319	1.44
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,165	1.26
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	92%	981	0.91
Camden Steeplechase	Houston	TX	1982	748	290	94%	647	0.86
Camden Stonebridge	Houston	TX	1993	845	204	97%	825	0.98
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	96%	868	0.94
Camden Travis Street (3)	Houston	TX	2010	819	253	96%	1,330	1.62
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,166	1.35
Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,001	1.07
Camden Woodson Park (3)	Houston	TX	2008	916	248	97%	944	1.03
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	940	0.94
Total Houston	26	Properties		896	9,354	95%	1,004	1.12

Camden Braun Station (3)	San Antonio	TX	2006	827	240	94%	824	1.00
Camden Westover Hills (3)	San Antonio	TX	2010	959	288	95%	1,036	1.08
Total San Antonio	2	Properties		899	528	95%	939	1.04

TOTAL TEXAS	57	Properties		870	20,840	95%	943	1.08

TOTAL PROPERTIES	196	Properties		928	66,997	94%	$990	$1.07

(1)	Communities owned through investment in joint venture that subsequent to quarter end, Camden purchased the remaining partnership interests.
(2)	Community held for sale as of 12/31/2011.
(3)	Communities owned through investment in joint venture.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.

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